Exhibit 99.1

NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed to Participate in Fireside Chat with Water Tower Research on July 25, 2023 at 2pm ET

Vancouver, BC – July 21, 2023 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a leader in the pharmaceutical research, development, manufacturing and commercialization of rare cannabinoids and cannabinoid analogs, today announce Jerry Griffin, VP of Sales and Marketing for InMed’s subsidiary BayMedica LLC (“BayMedica”), a leading supplier of bioidentical rare cannabinoids to the Health and Wellness (“H&W”) market, will be participating in the Water Tower Research Fireside Chat Series on July 25, 2023, at 2:00 pm ET.

This event is open access for all investors. Topics will include:

●	An overview of BayMedica and its competitive environment;

●	The market dynamics of rare cannabinoids and their disruptive potential in the health & wellness sector; and,

●	Upcoming catalysts for BayMedica.

Interested parties can register for the event at the link below. Replays of the webcast will also be available after the event.

PLEASE REGISTER HERE

About InMed

InMed Pharmaceuticals is a global leader in the research, development, manufacturing and commercialization of rare cannabinoids and cannabinoid analogs, including clinical and preclinical programs targeting the treatment of diseases with high unmet medical needs. We also have significant know-how in developing proprietary manufacturing approaches to produce cannabinoids for various market sectors. For more information, visit www.inmedpharma.com and www.baymedica.com.

About Water Tower Research

Water Tower Research is a shareholder communication and engagement platform powered by senior industry experts with significant Wall Street experience. We create, deliver, and maintain the information flow required to build and preserve relationships with every stakeholder and potential investor. Our foundation is built on Wall Street veterans using open digital distribution strategies that are accessible by everyone. “Research for the Other 99%™” opens the door to reach a much broader and diverse set of investors while helping to strengthen overall communications, transparency, and engagement. For more information, visit https://www.watertowerresearch.com/home.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about: the disruptive potential of rare cannabinoids to the Health and Wellness industry; upcoming catalysts for BayMedica.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.